UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                       000-24302               52-1545782
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

              7168 Columbia Gateway Drive, Columbia,           Maryland 21046
             (Address of Principal Executive Offices)            (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Item 5. Other Events and Regulation FD Disclosure.

      On January 27, 2004 Columbia Bancorp issued a press release announcing a management realignment. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibits

      Exhibit     Description
      -------     -----------

      3.3 Amended, Corrected and Restated By-Laws effective January 26, 2004, filed herewith.

      99.1        Press Release issued January 27, 2004, filed herewith.

                         [Signature on following page.]


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COLUMBIA BANCORP

                                                     ---------------------------
                                                     Name: John A. Scaldara, Jr.
                                                     Title: President

Date: January 30, 2004


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

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

  3.3       Amended, Corrected and Restated By-Laws effective January 26, 2004

 99.1       Press Release issued January 27, 2004


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